UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported):    February 22,
                              1996



               AMERICAN INDUSTRIAL PROPERTIES REIT
     (Exact name of Registrant as specified in its charter)


      Texas                  1-9016               75-6335572
(State or other jurisdiction  (Commission       (IRS Employer
     of incorporation)        File Number)    Identification No.)


              6220 North Beltline Road,  Suite 205
          Irving, Texas                           75063-2656
(Address of principal executive offices)            (Zip code)


                         (214) 550-6053
      (Registrant's telephone number, including area code)








Item 5.  Other Events

      On February 22, 1996, Robert Strougo, who claims to be a shareholder of the Trust, filed a class action and derivative complaint against the Trust and its Trust Managers, Charles W. Wolcott and William H. Bricker, in United States District Court in Dallas, Texas. The suit alleges, among other things, interference with shareholders' franchise rights and breach of fiduciary duties. The suit seeks recovery of unspecified damages and attorneys' fees.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

                    99.1 Press Release dated March 1, 1996





                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT


                                   /s/   Charles W. Wolcott
                              Charles W. Wolcott
                              President and Chief Executive
                              Officer


DATE:      March 1, 1996






                        Index to Exhibits


Sequentially
Exhibit No.         Description
Numbered Page

  *99.1         Press Release dated March 1, 1996      5





____________
   * Filed herewith.